Schedule of Investments(a)
January 31, 2024
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.98%
Fertilizers & Agricultural Chemicals–4.08%
CF Industries Holdings, Inc.	248,305	$18,749,511
Integrated Oil & Gas–48.16%
BP PLC, ADR (United Kingdom)	418,643	14,694,369
Chevron Corp.	365,653	53,908,222
Exxon Mobil Corp.	600,241	61,710,777
Shell PLC, ADR (Netherlands)	649,000	40,828,590
Suncor Energy, Inc. (Canada)	909,430	30,114,786
TotalEnergies SE (France)	311,512	20,209,523
		221,466,267
Multi-Utilities–1.88%
Dominion Energy, Inc.	189,204	8,650,407
Oil & Gas Drilling–2.96%
Diamond Offshore Drilling, Inc.(b)(c)	478,526	5,838,017
Helmerich & Payne, Inc.(c)	193,605	7,794,537
		13,632,554
Oil & Gas Equipment & Services–6.02%
Atlas Energy Solutions, Inc.(c)	329,949	5,731,214
Baker Hughes Co., Class A	420,562	11,986,017
Halliburton Co.	280,193	9,988,881
		27,706,112
Oil & Gas Exploration & Production–23.42%
Canadian Natural Resources Ltd. (Canada)	344,413	22,041,202
ConocoPhillips	341,451	38,198,124
EOG Resources, Inc.	95,307	10,844,984
Hess Corp.	69,712	9,796,627
Marathon Oil Corp.	877,399	20,048,567
Pioneer Natural Resources Co.	29,419	6,761,369
		107,690,873
Shares		Value
Oil & Gas Refining & Marketing–8.63%
Marathon Petroleum Corp.	130,144	$21,551,846
Phillips 66	125,606	18,126,202
		39,678,048
Oil & Gas Storage & Transportation–3.83%
Cheniere Energy, Inc.	107,271	17,591,371
Total Common Stocks & Other Equity Interests (Cost $428,720,561)		455,165,143
Money Market Funds–1.16%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(d)(e)	1,868,174	1,868,174
Invesco Liquid Assets Portfolio, Institutional Class, 5.42%(d)(e)	1,334,223	1,335,023
Invesco Treasury Portfolio, Institutional Class, 5.22%(d)(e)	2,135,056	2,135,056
Total Money Market Funds (Cost $5,338,283)		5,338,253
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $434,058,844)		460,503,396
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.11%
Invesco Private Government Fund, 5.29%(d)(e)(f)	4,004,806	4,004,806
Invesco Private Prime Fund, 5.52%(d)(e)(f)	10,290,869	10,298,073
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,302,804)		14,302,879
TOTAL INVESTMENTS IN SECURITIES–103.25% (Cost $448,361,648)		474,806,275
OTHER ASSETS LESS LIABILITIES—(3.25)%		(14,948,635)
NET ASSETS–100.00%		$459,857,640

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at January 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended January 31, 2024.

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value January 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,233,295	$32,621,965	$(31,987,086)	$-	$-	$1,868,174	$70,884
Invesco Liquid Assets Portfolio, Institutional Class	880,190	23,301,404	(22,847,150)	(43)	622	1,335,023	51,111
Invesco Treasury Portfolio, Institutional Class	1,409,480	37,282,246	(36,556,670)	-	-	2,135,056	79,803
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value January 31, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$425,430	$101,612,489	$(98,033,113)	$-	$-	$4,004,806	$83,229*
Invesco Private Prime Fund	1,093,963	268,857,779	(259,659,231)	75	5,487	10,298,073	222,661*
Total	$5,042,358	$463,675,883	$(449,083,250)	$32	$6,109	$19,641,132	$507,688

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of January 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$434,955,620	$20,209,523	$—	$455,165,143
Money Market Funds	5,338,253	14,302,879	—	19,641,132
Total Investments	$440,293,873	$34,512,402	$—	$474,806,275
Invesco Energy Fund